UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 21, 2014 (April 17, 2014)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)           Not applicable.

(b)           On April 17, 2014, James J. Vierling resigned as President and Chief Executive Officer (“CEO”) of DGSE Companies, Inc., a Nevada corporation (the “Registrant”), as well as from all other positions Mr. Vierling held with the Registrant and its subsidiaries, pursuant to a resignation letter in form attached hereto as Exhibit 99.1.  Mr. Vierling also resigned as a member and Chairman of the Board of Directors of the Registrant.  Mr. Vierling had no disagreements with the Registrant on any matter related to the Registrant’s operations, policies or practices.

(c)           On April 17, 2014, the Board appointed James D. Clem, 38, the Registrant’s Chief Operating Officer and a director of the Registrant, to serve as CEO and the Registrant’s principal executive officer.  Mr. Clem has served as a director and Chief Operating Officer of the Registrant since December 20, 2011.  Prior to his position as Chief Operating Officer and director, Mr. Clem served as the Registrant’s Vice President of Sales and Marketing since 2008.  Prior to 2008, Mr. Clem was employed by the Heritage Organization for seven years in various positions including Vice President of Sales and Marketing and ultimately Chief Operating Officer. Mr. Clem holds a B.B.A. in business from the University of Texas at Arlington.  Mr. Clem’s employment is governed by an Employment Agreement, dated to be effective January 1, 2012, by and between Mr. Clem and the Registrant, as amended by the certain First Amendment to Employment Agreement, dated to be effective September 1, 2012, as more fully described in the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 12, 2012, which is hereby incorporated by reference.  In accordance by the Bylaws of the Registrant, Mr. Clem will serve as Chairman of the Board.  Mr. Clem has no family relationship with any officer or director of the Registrant or any of its subsidiaries.

(d)           On April 17, 2014, the Board appointed C. Brett Burford, the Registrant’s Chief Financial Officer since August 31, 2012, to fill the vacancy on the Board created by the resignation of Mr. Vierling.  The Board chose Mr. Burford to replace Mr. Vierling because of Mr. Burford’s extensive experience in finance, strategic planning, regulatory compliance and corporate governance as well as his familiarity with the Registrant.

Mr. Burford has no family relationship with any officer or director of the Registrant or any of its subsidiaries.  Mr. Burford has not been appointed to any committees of the Board and at this time it is not anticipated that Mr. Burford will serve on any committees of the Board.

On October 29, 2013, the Board approved that certain Employment Agreement, dated October 29, 2013, dated to be effective September 1, 2013, by and between the Registrant and Mr. Burford, as more fully described in the Registrant’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 30, 2013, which is hereby incorporated by reference.

(e)           On April 17, 2014, the Board approved that certain Separation and Release of Claims Agreement, dated April 17, 2014, by and between the Registrant and Mr. Vierling, in form attached hereto as Exhibit 10.1.

Item 8.01              Other Events

On April 21, 2014, the Registrant issued a press release announcing the events described herein.  A copy of the Registrant’s press release, dated April 21, 2014, is attached hereto as Exhibit 99.2.

Item 9.01              Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Description

10.1	Separation and Release of Claims Agreement, dated April 17, 2014, by and between the Registrant and James J. Vierling

99.1	Resignation Letter of James J. Vierling, dated April 17, 2014

99.2	Press Release dated April 21, 2014

EXHIBITS

Exhibit No.	Description

10.1	Separation and Release of Claims Agreement, dated April 17, 2014, by and between the Registrant and James J. Vierling

99.1	Resignation Letter of James J. Vierling, dated April 17, 2014

99.2	Press Release dated April 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date: April 21, 2014	By:	/s/ James D. Clem
James D. Clem
President and Chief Executive Officer